288LAG4525/25.374103_1



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): June 18, 1997
                                                         --------------


Commission  File  Number:  0-27734
                         ---------

Individual,  Inc.
-----------------
(Exact  Name  of  Registrant  as  Specified  in  Charter)

Delaware
--------
(State  or  Other  Jurisdiction  of  Incorporation)

04-303-6959
-----------
I.R.S.  Employer  Identification  No.)

8  New  England  Executive  Park  West,  Burlington,  Massachusetts      01803
-------------------------------------------------------------------     ------
(Address  of Principal Executive Offices)                           (Zip Code)



Registrant's  telephone  number,  including  area  code:    (617)  273-6000
                                                            ---------------



ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On June 18, 1997, Individual, Inc. ("Individual") completed the acquisition of ClariNet Communications Corp., a California corporation ("ClariNet"), by means of a merger (the "Merger") of CN Merger Corp., a Delaware corporation and wholly-owned subsidiary of Individual ("Merger Sub"), with and into ClariNet, with ClariNet continuing as the surviving corporation, pursuant to that certain Agreement and Plan of Reorganization dated as of June 13, 1997, by and among Individual, Merger Sub, ClariNet and certain shareholders of ClariNet (the "Merger Agreement"). As a result of the Merger, ClariNet became a wholly-owned subsidiary of Individual. The Merger was effected by the filing of a Certificate of Merger with the State of Delaware and the filing of an Agreement of Merger with the State of California, each on June 18, 1997 (the "Effective Date").

     Pursuant to the terms of the Merger Agreement, upon the effectiveness of the Merger, each outstanding share of ClariNet Common Stock, no par value per share (the "ClariNet Common Stock"), was converted into the right to receive
0.21954874 (the "Exchange Ratio") shares of Individual Common Stock, $.01 par value per share (the "Individual Common Stock") (subject to payment in cash in lieu of any fractional shares). As a result of the Merger, the former shareholders of ClariNet will receive an aggregate of approximately 1,475,000 shares of Individual Common Stock (including approximately 138,512 shares of Individual Common Stock reserved for issuance upon exercise of outstanding ClariNet stock options assumed by Individual in the Merger as described below).

     In addition, pursuant to the terms of the Merger Agreement, upon the effectiveness of the Merger, Individual assumed all of the options (the "ClariNet Options") outstanding under ClariNet's 1994 Incentive Stock Option Plan, 1995 Incentive Stock Option Plan, and 1996 Stock Option Plan. In connection with Individual's assumption of the ClariNet Options, based on the Exchange Ratio, the shares of ClariNet Common Stock reserved for issuance upon exercise of outstanding ClariNet Options were converted into an aggregate of approximately 138,512 shares of Individual Common Stock reserved for issuance thereunder.

     The  terms  of  the  Merger  and the consideration received by ClariNet's securityholders in connection therewith were the result of arm's-length negotiations between the representatives of Individual and the representatives of ClariNet, and took into account various factors concerning the relative valuations of the businesses and the securities of Individual and ClariNet.
The terms of the Merger and the exchange of ClariNet Common Stock for Individual Common Stock are more fully described in the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Report on Form 8-K (the
                                ------------
"Report")  and  is  incorporated  herein  by  reference  thereto.

     The Merger is intended to qualify as a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. In addition, the Merger will be accounted for as a pooling of interests.

     Certain ClariNet shareholders and Broadview Associates ("Broadview") are entitled to "shelf" resale registration rights with respect to the shares of Individual Common Stock issued to the ClariNet shareholders in connection with the Merger (including shares of Individual Common Stock reserved for issuance upon exercise of ClariNet Options assumed by Individual) (collectively, the "Merger Shares"), pursuant to the terms of that certain Registration Rights Agreement dated as of June 18, 1997 among Individual, Broadview and the ClariNet shareholders listed therein (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, Individual is obligated to use its best efforts to file a Registration Statement (the "Registration Statement") to register the resale of the Merger Shares as soon as reasonably practicable after the Effective Date, and to use its reasonable best efforts to cause such Registration Statement to become effective not later than October 15, 1997. In addition, Individual is obligated to use its best efforts to maintain the effectiveness of the Registration Statement for a period of up to two years after the Effective Date, subject to certain conditions and limitations set forth in the Registration Rights Agreement. In addition, the Registration Rights Agreement grants certain "piggyback" registration rights under certain limited conditions as described in the Registration Rights Agreement. A copy of the Registration Rights Agreement is filed as Exhibit 99.1 to this Report and is incorporated herein by reference
           ------------
thereto.

     In connection with the Merger, Individual also entered into a Fee Payment Agreement (the "Fee Payment Agreement") with Broadview, pursuant to which Individual agreed, upon consummation of the Merger, to assume ClariNet's obligation to pay Broadview $500,000 (the "Broadview Fee") as full payment for all services provided by Broadview in connection with the Merger. The Broadview Fee is payable in cash or Individual Common Stock in Individual's discretion , subject to the terms and conditions of the Fee Payment Agreement. A copy of the Fee Payment Agreement is attached hereto as Exhibit 99.2 of this
                                                          ------------
Report  and  is  incorporated  herein  by  reference  thereto.

     For additional information concerning the Merger, see the press release of Individual dated June 16, 1997, a copy of which is attached to this Report as Exhibit 99.3 and incorporated herein by reference thereto.
    -------------

          *          *          *          *          *          *     *     *

     Individual develops and markets a suite of personalized information services which provide business professionals with daily, personalized, relevant news briefings, while offering information providers and advertisers new ways to reach targeted audiences. ClariNet publishes a global electronic newspaper on the internet called ClariNews, which is distributed through internet service providers and to corporations, educational institutions and individual subscribers.

     Acquisitions, including Individual's acquisition of ClariNet, involve a number of potential risks, including difficulties in the assimilation of the acquired company's operations, technology, products and personnel, completing and integrating acquired in-process technology, diversion of management's resources, uncertainties associated with operating in new markets and working with new employees and customers, and the potential loss of the acquired company's key employees expected to join the acquiring company. In order for Individual to achieve benefits from its acquisition of ClariNet, Individual will need to integrate ClariNet's business, products, technology and key employees into Individual's existing business and to make significant expenditures for sales and marketing and product development to further develop ClariNet's business. No assurance can be given that Individual will be successful in this regard. Moreover, even if successfully integrated, the acquired ClariNet operations may not achieve levels of revenue or productivity comparable to those achieved by Individual's existing operations, or otherwise perform as expected.

     There can also be no assurance that the acquisition of ClariNet or any future acquisitions will not have a material adverse effect upon Individual's business and results of operations.


ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS.

     No Financial Statements or Pro Forma Financial Information are required to be filed as a part of this Report.

     (c)          Exhibits.
                  --------

EXHIBIT  NO.          DESCRIPTION
------------          -----------

2.1 Agreement and Plan of Reorganization dated as of June 13, 1997, by and among Individual, Inc., CN Merger Corp., ClariNet Communications Corp., and certain shareholders of ClariNet Communications Corp.

99.1 Registration Rights Agreement dated as of June 18, 1997, by and among Individual, Inc., Broadview Associates and certain shareholders of ClariNet Communications Corp.

99.2 Fee Payment Agreement dated June 13, 1997, by and among Individual, Inc., ClariNet Communications Corp., and Broadview Associates.

99.3          Press  Release  of  Individual,  Inc.  dated  June  16,  1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


     Individual,  Inc.
     -----------------
     (Registrant)

Date:  July  3,  1997

     /s/Robert  L.  Lentz
     Robert  L.  Lentz
     Senior  Vice  President,  Finance  and
     Administration  and  Chief  Financial
     Officer,  Treasurer  and  Secretary







                                 EXHIBIT INDEX



                          Exhibit No.     Description
                          -----------     -----------
2.1 Agreement and Plan of Reorganization dated as of June 13, 1997, by and among Individual, Inc., CN Merger Corp., ClariNet Communications Corp., and certain shareholders of ClariNet Communications Corp.
99.1 Registration Rights Agreement dated as of June 18, 1997, by and among Individual, Inc., Broadview Associates and certain shareholders of ClariNet Communications Corp.
99.2 Fee Payment Agreement dated June 13, 1997, by and among Individual, Inc., ClariNet Communications Corp., and Broadview Associates.
99.3          Press  Release  of  Individual,  Inc.  dated  June  16,  1997.